Restructuring Charges	12 Months Ended
Dec. 31, 2018
Restructuring and Related Activities [Abstract]
Restructuring Charges
20. Restructuring Charges
During 2018, the Company recorded restructuring charges of $4.1 million ($5.1 million – 2017, $26.8 million – 2016).

The restructuring charges in 2018 primarily related to severance costs resulting from reorganization and realignment of resources of certain of the Company's business development, marine solutions and fleet operations functions to better respond to the changing business environment.

The restructuring charges in 2017 primarily related to severance costs resulting from the termination of the charter contract for the Arendal Spirit UMS in Teekay Offshore and the resulting decommissioning of the unit, reorganization and realignment of resources of certain of the Company's strategic development function to better respond to the changing business environment, and reorganization of the Company's FPSO business to create better alignment with the Company's offshore operations.

The restructuring charges in 2016 primarily related to the closure of two offices and seafarers' severance amounts related to the tug business in Western Australia, reorganization of the Company’s FPSO business to create better alignment with the Company’s offshore operations, and reductions to charges previously accrued. The charges related to the seafarers' severance were partly recovered from customers and the recovery is included in revenues on the consolidated statements of (loss) income.

At December 31, 2018 and 2017, $0.8 million and $1.3 million, respectively, of restructuring liabilities were recorded in accrued liabilities on the consolidated balance sheets.